Exhibit 23





                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


   As independent public accountants, we hereby consent to the incorporation of our report dated January 25, 1996 included in this Form 10-K, into the Company's previously filed Registration Statements, File
Numbers 2-96973, 33-22358, and 33-33087.









                              /s/ ARTHUR ANDERSEN LLP
                                        ARTHUR ANDERSEN LLP



Seattle, Washington
February 9, 1996